Exhibit 10.1

July 21, 2024

[Name]

[Address]

Re: Reprice and Reload Offer of Common Stock Purchase Warrants

To Whom It May Concern:

Cellectar Biosciences, Inc. (the “Company”) is pleased to offer to you the opportunity to receive new Common Stock purchase warrants of the Company in consideration for the exercise in full of the Tranche B warrants issued to you on or about September 8, 2023 (the “Existing Warrants”) currently held by you (the “Holder”). The shares of Series E-4 Preferred Stock, par value $0.00001 (“Series E-4 Preferred Stock”), underlying the Existing Warrants have not been registered with the Securities and Exchange Commission, however the shares of Common Stock issuable upon conversion of the Series E-4 Preferred Stock (such shares, the “Warrant Shares”) has been registered for resale by the Holder pursuant to a registration statement on Form S-3 (File No. 333-274880) (the “Registration Statement”).

The Company desires to reduce the Exercise Price of the Existing Warrants set forth on your signature page attached hereto to $10,549.45 (the “Reduced Exercise Price”). In consideration for cash exercising in full, at the Reduced Exercise Price, the Existing Warrants held by you (the “Warrant Exercise”) on or before 10:00 p.m. (New York City time) on July 21, 2024 (the “Offer Expiration Time”), the Company hereby offers to sell you or your designees three new Common Stock Purchase Warrants, in the forms set forth on Annex A, Annex B and Annex C hereto (the “New Warrants”) to purchase shares of the Company’s Common Stock as set forth on the signature page hereto. For the purposes of clarification, if you continue to hold the Existing Warrants after the Offer Expiration Time, then such Existing Warrants will not have the Exercise Price reduced to the Reduced Exercise Price nor will you be issued New Warrants. The original New Warrants certificates will be dispatched within two (2) Business Days following the Offer Expiration Time.

The Holder may accept this offer by signing this letter below, with such acceptance constituting the Holder’s exercise of the Existing Warrants as set forth on the Holder’s signature page attached hereto for an aggregate exercise price as set forth on the Holder’s signature page hereto (the “Aggregate Exercise Price”) on or before the Offer Expiration Time.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex D attached hereto. Holder represents and warrants that, as of the date hereof it is, and on each date on which it exercises any New Warrants it will be, an “accredited investor” as defined in Rule 501 of the Securities Act, and agrees that the New Warrants will contain restrictive legends when issued, and neither the New Warrants nor the shares of Common Stock issuable upon exercise of the New Warrants will be registered under the Securities Act, except as provided in Annex D attached hereto.

If this offer is accepted and this letter agreement is executed and delivered to the Company on or before the Offer Expiration Time, the Company shall issue a press release disclosing the material terms of the transactions contemplated hereby (the “Press Release”) on July 22, 2024 and (ii) file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including this letter agreement as an exhibit thereto with the Commission within the time required by the Exchange Act.

Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Series E-4 Preferred Stock or the shares of Common Stock issuable upon conversion of the Series E-4 Preferred Stock . This letter agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

***************

To accept this offer, Holder must counter execute this letter agreement and return the fully executed letter agreement to the Company at e-mail: ___________, attention: _________, on or before the Offer Expiration Time.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

CELLECTAR BIOSCIENCES, INC.

By:
Name:
Title:

Accepted and Agreed to:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Warrant Shares being exercised:____________

Aggregate Exercise Price of the Existing Warrants at the Reduced Exercise Price being exercised contemporaneously with signing this letter: $___________________

New Warrant Shares in the Form of Annex A: _________________

New Warrant Purchase Price: ______________

New Warrant Shares in the Form of Annex B: _________________

New Warrant Purchase Price: ______________

New Warrant Shares in the Form of Annex C: _________________

New Warrant Purchase Price: ______________

Beneficial Ownership Limitation New Warrant: 4.99%/9.99%

Address for Delivery of New Warrant: _________________________

Annex A – Form of New Warrant

Annex B – Form of New Warrant

Annex C – Form of New Warrant

Annex D – Representations and Warranties

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:

(a) Registration Statement. The shares of common stock issuable upon the conversion of the Series E-4 Preferred Stock are registered for resale by Holder pursuant to the Registration Statement and the Company knows of no reason why the Registration Statement shall not remain effective for the foreseeable future. The Company shall use commercially reasonable efforts to keep the Registration Statement effective and available for use by the Holder until all shares of common stock issuable upon conversion of the Series E Preferred Stock are sold by the Holder.

(b) Authorization; Enforcement. The Company will have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby will be duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected, other than for which a waiver has been obtained by the Company; or (iii) subject to Section (d) below, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Nasdaq Corporate Governance. The transactions contemplated under this letter agreement comply with all rules of Nasdaq.

(e) Issuance of the New Warrants. The issuance of the New Warrants will be duly authorized and, upon the execution of this letter agreement by the undersigned, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company, and the shares and the Pre-Funded Warrants issuable upon exercise of the New Warrants (the “New Warrant Shares”), the Pre-Funded Warrants issuable upon exercise of the New Warrants, and the shares issuable upon exercise of the Pre-Funded Warrants (the “New Pre-Funded Warrant Shares”), when issued in accordance with the terms of the New Warrants, or in the case of the New Pre-Funded Warrant Shares in accordance with the terms of the Pre-Funded Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company will reserve from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Warrant Shares and New Pre-Funded Warrant Shares in full.

(f) Legends and Transfer Restrictions.

(i) The New Warrants and New Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of New Warrants or New Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the undersigned or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred New Warrants and New Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this letter agreement.

(ii) The undersigned agrees to the imprinting, so long as is required by this Section (i), of a legend on any of the New Warrants and New Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Warrants to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this letter agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured New Warrants to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of New Warrants may reasonably request in connection with a pledge or transfer of the New Warrants or New Warrant Shares.

(iii) Certificates evidencing the New Warrant Shares shall not contain any legend (including the legend set forth in Section (f)(ii) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such New Warrant Shares pursuant to Rule 144, or (iii) if such New Warrant Shares are eligible for sale under Rule 144. The Company shall cause its counsel to issue a legal opinion to its transfer agent (if required by the transfer agent) and the undersigned (if requested by the undersigned) in connection with the removal of the legend hereunder. If all or any portion of a New Warrants is exercised at a time when there is an effective registration statement to cover the resale of the New Warrant Shares, or if such New Warrant Shares may be sold under Rule 144, then such New Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this clause (iii), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Warrant Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the undersigned a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section (f). Certificates for New Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the undersigned by crediting the account of the undersigned’s prime broker with the Depository Trust Company System as directed by the undersigned. “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Warrant Shares issued with a restrictive legend. . The Company shall be responsible for any Transfer Agent fees or DTC fees with respect to any issuance of shares of Common Stock or the removal of any legends with respect to any shares of Common Stock in accordance herewith.

(iv) The form of Exercise Notice (as defined in the New Warrants) included in the New Warrants set forth the totality of the procedures required of the undersigned in order to exercise the Warrants. Except as provided in clause (iii) above, no additional legal opinion, other information or instructions shall be required of the undersigned to exercise its New Warrants. The Company shall honor exercises of the New Warrants and shall deliver the New Warrant Shares in accordance with the terms, conditions and time periods set forth in the New Warrants. Without limiting the preceding sentences, no ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice form be required in order to exercise the New Warrants.

(v) The Company shall cause its counsel to issue a legal opinion to its transfer agent after the effective date of the registration statement pursuant to Section (h) of Annex D of this Inducement Letter, if required by its transfer agent to effect the removal of the legend hereunder.

(g) Listing of Common Stock. The Company shall apply to list or quote all of the New Warrant Shares on Nasdaq and promptly secure the listing of all of the New Warrant Shares on Nasdaq.

(h) Registration Statement. As soon as practicable (and in any event within thirty (30) calendar days of the date of this Agreement), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) (the “New Registration Statement”) providing for (i) the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants and (ii) the resale by the Holders of the New Pre-Funded Warrant Shares (as defined in the Warrants) issued and issuable upon exercise of the Pre-Funded Warrants. The Company shall use commercially reasonable efforts to cause such registration to become effective on or prior to the 45th calendar day after the initial filing date and to keep such registration statement effective at all times until no Holder owns any New Warrants, Pre-Funded Warrants, New Warrant Shares or New Pre-Funded Warrant Shares issuable upon exercise thereof, as applicable.

[(i) Subsequent Equity Sales. Other than an Exempt Issuance, from the date hereof until sixty (60)

days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the sixty (60) day period set forth in herein may be waived by Rosalind Advisors, Inc. as advisor to Rosalind Master Fund L.P. in its sole discretion.

For purposes of this section (i), the following definitions shall apply:

“Effective Date” shall mean the date upon which the Company receives notification by the Securities and Exchange Commission that that the New Registration Statement has been declared effective.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) shares of Common Stock issuable upon exercise of outstanding options, preferred stock, warrants and other securities that can be converted or exercised for Common Stockand (c) shares of Common Stock upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities.

“Subsidiary” means any subsidiary of the Company, and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.]